Deckers Announces Leadership Transition in Performance Lifestyle

Goleta, California (May 19, 2022) – Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced that after seven years leading the HOKA and Teva brands to new heights Wendy Yang is stepping down from her role as President of Performance Lifestyle, effective as of the end of the month. Stefano Caroti, President of Omni-Channel and a 30-year industry veteran, will assume Yang’s responsibilities on an interim basis while the Company conducts a leadership search. Yang will remain with the Company in a consulting role through August 15, 2022, to ensure a smooth transition.

“Over the last seven years, our Performance Lifestyle segment has delivered immense growth – with nearly $900 million in global revenue for HOKA this past fiscal year – thanks to a significant increase of brand adoption in many of our mainstream markets,” said Dave Powers, President and Chief Executive Officer. “On behalf of the entire Deckers team, I want to thank Wendy for her tremendous contributions over the years. With HOKA and Teva in their strongest positions to date in a highly competitive marketplace, I am confident in our ability to continue our positive momentum. I look forward to the future with this talented team and wish Wendy the best.”

Yang commented, “This has been an incredible journey with talented and amazing people, and it has been a privilege to lead this passionate team. Through the discipline, hard work, and dedicated focus of many, HOKA and Teva have made significant strides. I'm grateful to have had the opportunity to work in a business so committed to making a positive impact on people, their communities, and the planet. I look forward to following the success of these outstanding brands for years to come.”

About Deckers Brands

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company's portfolio of brands includes UGG®, Koolaburra®, HOKA®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has over 40 years of history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding the future growth and success of our brands. We have attempted to identify forward-looking statements by using words such as "anticipate," "believe," "could," "estimate," "expected," "intend," "may," "plan," "predict," "project," "should," "will," or "would," and similar expressions or the negative of these expressions.

Forward-looking statements represent our management's current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, as well as in our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

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Investor Contact:
Erinn Kohler | VP, Investor Relations & Corporate Planning | Deckers Brands | 805.967.7611